2016-2017

Capital Estimates

Budget de capital

New Nouveau Brunswick

Capital Estimates 2016-2017	Budget de capital 2016-2017

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/0024/index-e.asp	Internet : www.gnb.ca/0024/index-f.asp

December 2015	décembre 2015

Cover:	Couverture :
Service New Brunswick (GS 9996)	Service Nouveau-Brunswick (SG 9996)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Service New Brunswick	Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-0492-5	ISBN 978-1-4605-0492-5

ISSN 0845-6372	ISSN 0845-6372

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017
TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Expenditures / État comparatif des dépenses prévues	1
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2
Education and Early Childhood Development / Éducation et Développement de la petite enfance	4
Environment and Local Government / Environnement et Gouvernements locaux	6
Health / Santé	8
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	10
Regional Development Corporation / Société de développement régional	12
Service New Brunswick / Service Nouveau-Brunswick	14
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	16
Transportation and Infrastructure / Transports et Infrastructure	18

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES /
ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
CAPITAL ACCOUNT / COMPTE DE CAPITAL
(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

		Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et
100	100	Pêches	1,100
		Education and Early Childhood Development / Éducation et
2,395	2,395	Développement de la petite enfance	2,060
1,000	1,000	Environment and Local Government / Environnement et Gouvernements	1,000
		locaux
19,000	19,000	Health / Santé	19,000
1,510	1,510	Natural Resources / Ressources naturelles	0
		Post-Secondary Education, Training and Labour / Éducation
2,000	2,000	postsecondaire, Formation et Travail	2,000
		Regional Development Corporation / Société de développement
19,168	15,168	régional	47,207
0	0	Service New Brunswick / Service Nouveau-Brunswick	3,411
2,564	2,000	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	2,295
549,329	545,101	Transportation and Infrastructure / Transports et Infrastructure	578,027
		TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN
597,066	588,274	CAPITAL	656,100

Note: / Remarque:
	The 2015-2016 Estimates have been restated to reflect government reorganization. / Les prévisions de 2015-2016 ont
	été redressées en fonction de la réorganisation du gouvernement.

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
	(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

100	100	Capital Equipment / Biens d'équipement	100
0	0	Strategic Infrastructure / Infrastructure stratégique	1,000
100	100	TOTAL	1,100

Note: / Remarque:

The Marshland Maintenance program has been transferred from the Department of Agriculture, Aquaculture and Fisheries to the Department of Transportation and Infrastructure in 2016-2017. / Le programme d’entretien des marais a été transféré du ministère de l'Agriculture, de l'Aquaculture et des Pêches au ministère des Transports et de l’Infrastructure en 2016-2017.

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
(In thousands of dollars / En milliers de dollars)

CAPITAL EQUIPMENT		BIENS D'ÉQUIPEMENT
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To replace research and scientific equipment.		Pour le remplacement des équipements de recherche
et du matériel scientifique.
TOTAL	100	TOTAL

STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To provide capital investments in strategic		Fournir des investissements en capital pour des projets
infrastructure projects to support the continued		d’infrastructure stratégique afin d’appuyer le
development of the agriculture, aquaculture and		développement continu des secteurs de l’agriculture, de
fisheries sectors.		l’aquaculture et des pêches.
TOTAL	1,000	TOTAL
TOTAL - TO BE VOTED	1,100	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Public Schools - Capital Equipment / Écoles publiques -
2,395	2,395	Biens d'équipement	2,060

2,395	2,395	TOTAL	2,060

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL
EQUIPMENT		ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To equip schools in concert with the capital		Équiper les écoles en fonction du programme de
construction program.		construction d'immobilisations.
TOTAL	2,060	TOTAL
TOTAL - TO BE VOTED	2,060	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
	(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,000	1,000	Local Service Districts / Districts de services locaux	1,000

1,000	1,000	TOTAL	1,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
(In thousands of dollars / En milliers de dollars)

LOCAL SERVICE DISTRICTS		DISTRICTS DE SERVICES LOCAUX
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To assist local service districts in the purchase		Aider les districts de services locaux à se procurer
of emergency equipment and maintenance of		de l'équipement d'urgence, à maintenir les postes
fire halls as well as construction and repairs for		d'incendie et à construire et réparer les centres
community centers and recreation facilities.		communautaires et les installations de loisir.

TOTAL	1,000	TOTAL

TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
	(In thousands of dollars / En milliers de dollars)
2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS
		Public Hospitals - Capital Equipment / Hôpitaux publics -
19,000	19,000	Biens d'équipement	19,000
19,000	19,000	TOTAL	19,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
(In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL		HÔPITAUX PUBLICS - BIENS
EQUIPMENT		D'ÉQUIPEMENT
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To equip hospitals in concert with the hospital		Équiper les hôpitaux en fonction du programme de
construction program and fund replacement		construction d'hôpitaux et financer l'équipement de
equipment valued in excess of five		remplacement évalué à plus de cinq mille dollars.
thousand dollars.
TOTAL	19,000	TOTAL
TOTAL - TO BE VOTED	19,000	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		MARITIME PROVINCES HIGHER EDUCATION
		COMMISSION / COMMISSION DE L'ENSEIGNEMENT
		SUPÉRIEUR DES PROVINCES MARITIMES
		Deferred Maintenance Program / Programme d'entretien
2,000	2,000	reporté	2,000

2,000	2,000	TOTAL	2,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D'ENTRETIEN REPORTÉ
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
Provides funding for capital maintenance		Fournir un financement pour l'amélioration de
improvements to New Brunswick		l'entretien des immobilisations aux universités
universities.		du Nouveau-Brunswick.
TOTAL	2,000	TOTAL

TOTAL - TO BE VOTED	2,000	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Canada - New Brunswick New Building Canada Fund - Small
		Communities Fund / Canada - Nouveau-Brunswick Nouveau
3,500	2,500	Fonds Chantiers Canada - Fonds des petites collectivités	9,500
		Economic Development, Innovation and Infrastructure /
5,668	5,668	Développement économique, innovation et infrastructure	2,707
Strategic Economic Infrastructure Fund /
10,000	7,000	Fonds sur l’infrastructure économique stratégique	35,000

19,168	15,168	TOTAL	47,207

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

CANADA - NEW BRUNSWICK		CANADA - NOUVEAU-BRUNSWICK
NEW BUILDING CANADA FUND -		NOUVEAU FONDS CHANTIERS CANADA -
SMALL COMMUNITIES FUND		FONDS DES PETITES COLLECTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's		Financer la contribution du gouvernement
contribution to the Canada - New Brunswick		provincial au Canada - Nouveau-Brunswick
New Building Canada Fund - Small Communities		Nouveau Fonds Chantiers Canada - Fonds des petites
Fund.		collectivités.

TOTAL	9,500	TOTAL

DÉVELOPPEMENT
ECONOMIC DEVELOPMENT,		ÉCONOMIQUE, INNOVATION
INNOVATION AND INFRASTRUCTURE		ET INFRASTRUCTURE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments to		Investir en dépenses en capital afin
support economic development,		d'appuyer le développement économique,
innovation and infrastructure needs.		l'innovation et les besoins en matière d'infrastructure.

TOTAL	2,707	TOTAL

STRATEGIC ECONOMIC		FONDS SUR L'INFRASTRUCTURE
INFRASTRUCTURE FUND		ÉCONOMIQUE STRATÉGIQUE

To provide capital investments in strategic		Fournir des investissements en capital pour des
infrastructure projects in order to support		projets d’infrastructure stratégique afin d’appuyer le
economic development and create conditions		développement économique et de créer les conditions
for long-term job growth.		nécessaires pour une croissance à long terme de
l’emploi.

TOTAL	35,000	TOTAL

TOTAL - TO BE VOTED	47,207	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
SERVICE NEW BRUNSWICK / SERVICE NOUVEAU-BRUNSWICK
(In thousands of dollars / En milliers de dollars)
2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Laundry Services - Capital Equipment / Services
0	0	de buanderie - Biens d'équipement	3,411
0	0	TOTAL	3,411

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
SERVICE NEW BRUNSWICK / SERVICE NOUVEAU-BRUNSWICK
(In thousands of dollars / En milliers de dollars)

LAUNDRY SERVICES - CAPITAL		SERVICES DE BUANDERIE - BIENS
EQUIPMENT		D'ÉQUIPEMENT
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To update and replace plant equipment.		Mettre à jour et remplacer l'équipement dans les
		usines.
TOTAL	3,411	TOTAL
TOTAL - TO BE VOTED	3,411	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,564	2,000	Capital Improvements / Amélioration des installations	2,295
2,564	2,000	TOTAL	2,295

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To carry out improvements to provincial		Améliorer les installations de parcs provinciaux,
parks, attractions and heritage sites as		d’attractions, de sites patrimoniaux et de centres
well as Visitor Information Centers.		d’information aux visiteurs.
TOTAL	2,295	TOTAL
TOTAL - TO BE VOTED	2,295	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS
78,702	70,508	Bridges / Ponts	75,910
214,386	228,000	Highways / Routes	227,540
Municipal Designated Highway Program /
		Programme d'amélioration des routes provinciales
25,000	26,348	désignées dans les municipalitiés	25,000
		Federal-Provincial Cost-Shared Program / Programme
52,000	42,138	fédéral-provincial à frais partagés	48,860
		Vehicle Management Agency / Agence de gestion des
14,000	14,000	véhicules	14,000
		Public Works and Infrastructure / Travaux publics et
165,241	164,107	infrastructure	186,717
549,329	545,101	TOTAL	578,027

Note: / Remarque:

The Marshland Maintenance program has been transferred from the Department of Agriculture, Aquaculture and Fisheries to the Department of Transportation and Infrastructure in 2016-2017. / Le programme d’entretien des marais a été transféré du ministère de l'Agriculture, de l'Aquaculture et des Pêches au ministère des Transports et de l’Infrastructure en 2016-2017.

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
(In thousands of dollars / En milliers de dollars)

BRIDGES		PONTS
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To provide for the construction of bridges,		Permettre la construction de ponts, de traversiers et de
ferries and ferry landings.		débarcadères.
TOTAL	75,910	TOTAL

HIGHWAYS		ROUTES
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To provide for the construction and upgrading		Permettre la construction et la réfection de routes.
of highways.
TOTAL	227,540	TOTAL

PROGRAMME D'AMÉLIORATION DES
MUNICIPAL DESIGNATED HIGHWAY		ROUTES PROVINCIALES DÉSIGNÉES DANS
PROGRAM		LES MUNICIPALITÉS
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To provide for capital work on provincially		Fournir un financement pour l'exécution de travaux
designated highways in municipalities.		d'immobilisations sur les routes provinciale
désignées dans les municipalités.
TOTAL	25,000	TOTAL

FEDERAL-PROVINCIAL		PROGRAMME FÉDÉRAL-PROVINCIAL À
COST-SHARED PROGRAM		FRAIS PARTAGÉS
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To provide funding for federal-provincial		Fournir un financement pour la réalisation
cost-shared projects for the construction and		de projets fédéraux-provinciaux à frais partagés
upgrading of the National Highway System.		en vue de la construction et de l'amélioration du
réseau routier national.
TOTAL	48,860	TOTAL

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
(In thousands of dollars / En milliers de dollars)

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To provide for the purchase of vehicles and		Assurer l'acquisition de véhicules et d'équipements
equipment for the various departments of the		pour les différents ministères du gouvernement du
government of New Brunswick.		Nouveau-Brunswick.
TOTAL	14,000	TOTAL

PUBLIC WORKS AND		TRAVAUX PUBLICS ET
INFRASTRUCTURE		INFRASTRUCTURE
PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME
To provide planning, design and construction		Offrir des services de planification, de conception et
services.		de construction.
PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME
CAPITAL ADMINISTRATION	3,000	GESTION DES IMMOBILISATIONS
Administration of capital construction,		Administration des projets de construction,
improvement and renovation projects.		d'amélioration et de rénovation.
CAPITAL CONSTRUCTION	133,687	INSTALLATIONS PERMANENTES
Planning, design and construction services for		Services de planification, de conception et de
public works and infrastructure.		construction d'immeubles publics et de
l'infrastructure.
CAPITAL IMPROVEMENTS	50,030	AMÉLIORATIONS DES BIENS IMMOBILIERS
Planning, design and construction services for		Services de planification, de conception et de
projects involving the improvement and		construction pour l'amélioration et la rénovation
renovation of provincial infrastructure.		de l'infrastructure provinciale.
TOTAL	186,717	TOTAL
TOTAL - DEPARTMENT OF		TOTAL - MINISTÈRE DES
TRANSPORTATION AND		TRANSPORTS ET DE L'INFRASTRUCTURE
INFRASTRUCTURE	578,027
Less amounts authorized by law	67,236	Moins crédits autorisés par la loi
TOTAL - TO BE VOTED	510,791	TOTAL - À VOTER

	CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2016-2017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
(In thousands of dollars / En milliers de dollars)

2015-2016	2015-2016		2016-2017
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS
		PUBLIC WORKS AND INFRASTRUCTURE /
		TRAVAUX PUBLICS ET INFRASTRUCTURE
3,000	3,000	Capital Administration / Gestion des immobilisations	3,000
		Capital Construction / Installations permanentes
		Education and Early Childhood Development / Éducation et
70,466	69,306	Développement de la petite enfance	86,587
35,200	30,806	Health / Santé	47,100
		Post-Secondary Education, Training and Labour / Éducation
0	220	postsecondaire, Formation et Travail	0
		Total Capital Construction / Total des installations
105,666	100,332	permanentes	133,687
		Capital Improvements / Améliorations des biens immobiliers
		Agriculture, Aquaculture and Fisheries / Agriculture,
400	400	Aquaculture et Pêches	400
		Education and Early Childhood Development / Éducation et
23,000	23,000	Développement de la petite enfance	19,960
6,000	6,000	Health / Santé	6,000
735	735	Legislative Assembly / Assemblée législative	785
		Post-Secondary Education, Training and Labour / Éducation
3,600	3,600	postsecondaire, Formation et Travail	3,895
		Transportation and Infrastructure / Transports et
22,840	27,040	Infrastructure	18,990
		Total Capital Improvements / Total des améliorations des
56,575	60,775	biens immobiliers	50,030

		TOTAL - PUBLIC WORKS AND
		INFRASTRUCTURE / TOTAL - TRAVAUX
165,241	164,107	PUBLICS ET INFRASTRUCTURE	186,717